Exhibit 99.1

                  June 30, 2001 Selected Financial Information

           Information for the three and six months ended June 30, 2001 and 2000 are unaudited and may not be indicative of results that may be expected for future interim periods or for the full year.

Cautionary Disclosure Relating to Forward Looking Statements

Statements made in this document include forward looking statements under the federal securities laws. Statements that are not historical in nature, including the words "anticipate," "estimate," "should," "expect," "believe," "intend," and similar expressions are intended to identify forward looking statements. While these statements reflect the Company's good faith beliefs based on current expectations, estimates and projections about (among other things) the industry and the markets in which the Company operates, they are not guarantees of future performance, involve known and unknown risks and uncertainties that could cause actual results to differ materially from those in the forward looking statements, and should not be relied upon as predictions of future events. Factors which could impact future results include (among other things) general economic conditions, local real estate conditions, oversupply of available space, financial condition of tenants, timely ability to lease or re-lease space upon favorable economic terms, agreements with anchor tenants, interest rates, availability of financing, competitive factors, and similar considerations. The Company disclaims any obligation to publicly update or revise any forward looking statement, whether as a result of new information, future events or otherwise. For a discussion of risks and uncertainties that could cause actual results to differ materially from those contained in the forward looking statements, see "Risk Factors" filed as Exhibit 99.1 to the Company's Form 10-K.

                                              MID-ATLANTIC REALTY TRUST AND SUBSIDIARIES
                                                 SUMMARY OF BALANCE SHEET INFORMATION
                                                             (UNAUDITED)


                                                                          As of
                                                            June 30, 2001        June 30, 2000
                                                            ----------------------------------



Closing Market Price                                        $           12.50            10.00
Current Annual Dividend                                                1.1300           1.0925
Dividend Yield (based on current annualized dividend)                    9.0%            10.9%

Common Shares Outstanding                                          14,678,510       13,742,169
Operating Partnership Units                                         3,339,099        3,407,240
Convertible Debentures                                                466,762        1,259,143
                                                            ----------------------------------
        Fully Diluted Shares                                       18,484,371       18,408,552
                                                            ----------------------------------

Fixed Rate Debt                                             $     175,151,368      163,531,985
Variable Rate Debt                                                 55,579,065       54,000,000
                                                            ----------------------------------
        Total Debt                                          $     230,730,433      217,531,985
                                                            ----------------------------------

% Fixed Rate Debt                                                       75.9%            75.2%
% Variable Rate Debt                                                    24.1%            24.8%

Weighted Average Interest Rate - Fixed Rate Debt                         8.3%             8.4%
Weighted Average Interest Rate - Variable Rate Debt                      6.9%             7.7%


                                              MID-ATLANTIC REALTY TRUST AND SUBSIDIARIES
                                                    DEBT SUMMARY AS OF JUNE 30,2001

                                                                  Interest                Maturity                          Balance
Property Name              Property No. Loan Type                   Rate      Maturity      Year    Debt Holder             06/30/01
------------------------------------------------------------------------------------------------------------------------------------
Arundel Plaza                 040511     Mortgage                7.453%     09/01/2009     2009   Protective Life      $ 11,577,191
Club Centre                   052011     Mortgage                 9.75%     01/01/2020     2020   Canada Life             5,169,181*
Del Alba Plaza                011711     Mortgage                 7.51%     04/01/2010     2010   Wingate                 7,002,852
Enchanted Forest SC           051611     Mortgage                 8.00%     12/01/2003     2003   Luthem Bros.           11,147,501
Harford Mall                  010011     Mortgage                 9.78%     07/01/2003     2003   Aetna                  18,657,835
Ingleside SC                  051411     Mortgage                 8.25%     09/01/2012     2012   First Union            12,486,300
New Town Village              010711     Mortgage                 8.05%     04/01/2006     2006   West Southern          12,325,782
Orchard Square                052221     Mortgage                 7.70%     09/01/2009     2009   Credit Suisse           2,563,793
Perry Hall Square             053011     Mortgage                 6.84%     12/01/2008     2008   Southern Life           5,752,234
Rosedale SC                   045811     Mortgage                10.25%     08/01/2001     2001   Canada Life             1,589,210
Saucon Valley Square          014511     Mortgage                 8.18%     11/01/2010     2010   Provident Mutual        8,366,908
Shawan Plaza                  052811     Mortgage                 9.75%     01/01/2020     2020   Canada Life            13,414,026*
Shoppes at Easton             010611     Mortgage                 8.63%     04/01/2002     2002   West Southern           7,250,624
Skyline Village               014711     Mortgage                 7.55%     03/01/2011     2011   West Southern           4,507,282
Stonehedge Square             013011     Mortgage                 8.61%     09/01/2007     2007   Mortgage Capital        5,487,759
Timonium SC                   052411     Mortgage                 6.85%     03/01/2011     2011   IDS/AmEx               10,913,617
Timonium Crossing             052611     Mortgage                7.475%     01/01/2009     2009   GE Capital              5,477,810
Wayne Plaza                   012311     Mortgage                 8.08%     09/01/2010     2010   UBS                     8,951,274
Wilkens Beltway & Office II   047411/
                              047422     Mortgage               10.375%     11/01/2003     2003   MART/Kens Partners        402,183
York Road Plaza               041511     Mortgage                 7.87%     01/01/2006     2006   Nationwide              8,207,006
                                                                                                                      -------------
                                                                                                  Total Mortgages      $161,250,368
                                                                                                                      -------------
Convertible Debentures        010000     Sub Debentures          7.625%     09/2003        2003                       $   4,901,000
Revolving Line of Credit      010000     Unsecured Line     Libor + 125     04/2003        2003   Allfirst               44,000,000
Lutherville Station           010911     Construction Loan        8.00%  07/01/2001        2001   Mercantile              9,000,000
Security Square SC            013111     Construction Loan  Libor + 150     10/2003        2003   Allfirst                6,334,806
Waverly Woods                 010911     Construction Loan  Libor + 150     06/2003        2003   Provident               5,244,259
                                                                                                                     --------------
                                                                                                Total Long Term Debt  $ 230,730,433
                                                                                                                     --------------
*  Includes FMV adjustments - Club Centre ($594,958) and Shawan ($1,543,917).


                                              MID-ATLANTIC REALTY TRUST AND SUBSIDIARIES
                                                   SUMMARY OF OPERATING INFORMATION
                                                             (UNAUDITED)



                                                       Three months ended June 30,                     Six months ended June 30,
                                                           2001              2000                          2001             2000
                                                   ------------------------------------           --------------------------------

Diluted Funds From Operations                      $     6,874,344        6,907,962               $    13,848,691       13,318,367
       FFO Per Share                                          0.38             0.38                          0.76             0.73

Dividends Per Share                                $        0.2825           0.2700               $        0.5650           0.5400
       Dividend/FFO Payout Ratio                             75.2%            70.9%                         74.7%            73.8%

WEIGHTED AVERAGE SHARES
Basic                                                   14,214,916       13,503,848                   13,948,758        13,534,722
Diluted                                                 18,311,178       18,146,400                   18,304,596        18,203,760

UNVESTED RESTRICTED SHARES                                 250,196          257,244                      250,196           257,244

INTEREST COVERAGE

       Earnings Before Interest, Depreciation
       and extraordinary gain                      $    10,365,389        9,890,615              $    20,649,761        19,164,578
       Interest Expense                            $     4,362,712        4,080,108              $     8,718,715         7,922,573
          Interest Coverage                                   2.38             2.42                         2.37              2.42

FFO DILUTED RECONCILIATION

Operating results:
    Earnings from operations                       $     3,261,460        3,228,470              $     6,556,124         6,155,475
    Depreciation and amortization of
     property and improvements                           2,741,217        2,582,037                    5,374,922         5,086,530
                                                   --------------------------------              ---------------------------------
FFO Basic                                                6,002,677        5,810,507                   11,931,046        11,242,005
    Debenture interest and amortization                     87,923          268,014                      342,787           538,252
    OP Unit minority interest                              783,744          829,441                    1,574,858         1,538,110

                  FFO DILUTED                      $     6,874,344        6,907,962              $    13,848,691        13,318,367
                                                   --------------------------------              ---------------------------------



                                              MID-ATLANTIC REALTY TRUST AND SUBSIDIARIES
                                                  DEVELOPMENT/REDEVELOPMENT PROJECTS
                                                         As of June 30, 2001
                                                             (UNAUDITED)

                                                        Development Projects
                                                        --------------------

                                                                 Total Costs  Estimated Costs    Projected/Actual
Property                               Location                  at 6/30/01     to Complete          Opening          Completion %
----------------------------------------------------------------------------------------------------------------------------------
Burke Town Plaza Shopping Center       Burke, VA                $ 2,237,419    $     -            December 2000               100%
Glen Burnie Village Shopping Center    Baltimore County, MD         864,406          -                July 2000               100%
Rosedale Plaza Shopping Center         Baltimore County, MD       4,763,221         50,000          August 2000               100%
Security Square Shopping Center        Baltimore County, MD      11,722,380         66,847       Feb - Jul 2001               100%
Waverly Woods Shopping Center          Baltimore County, MD      11,103,624        296,376       Mar - Aug 2001               100%
----------------------------------------------------------------------------------------------------------------------------------
                                                                $30,691,050    $   413,223
----------------------------------------------------------------------------------------------------------------------------------


                                                  Expansion/Redevelopment Projects
                                                  --------------------------------

                                                                Total Costs   Estimated Costs     Projected
Property                               Location                 at 6/30/01      to Complete        Opening            Completion %
----------------------------------------------------------------------------------------------------------------------------------
Lutherville Station Shopping Center    Baltimore County, MD     $    151,656   $   500,000          Late 2001                   0%
Perry Hall Super Fresh                 Baltimore County, MD        5,184,720     4,370,835        Spring 2002                   0%
Shrewsbury Shopping Center             Shrewsbury, PA                313,078     6,955,063          Late 2002                   0%
Smoketown Plaza Shopping Center        Dale City, VA               5,132,439     3,122,709          Late 2002                   0%
----------------------------------------------------------------------------------------------------------------------------------
                                                                $ 10,781,893   $14,948,607
----------------------------------------------------------------------------------------------------------------------------------

                                              MID-ATLANTIC REALTY TRUST AND SUBSIDIARIES
                                                          LEASE EXPIRATIONS
                                                         As of June 30, 2001
                                                            (UNAUDITED)

      Lease                          Number of          Approximate          Expiring Leases          Average
      Year                           Expiring            Expiring              Annualized           Minimum Rent
   Expiration                         Leases                GLA               Minimum Rent          Per Square Foot
-----------------------------------------------------------------------------------------------------------------------
        2001                            49                  107,214          $  1,414,206           $         13.19
        2002                            96                  268,631             3,666,282                     13.65
        2003                            98                  500,577             4,468,051                      8.93
        2004                           119                  352,511             5,363,175                     15.21
        2005                            81                  451,293             4,470,533                      9.91
        2006                           117                  463,574             5,885,329                     12.70
        2007                            37                  321,917             3,153,944                      9.80
        2008                            23                  135,530             2,416,367                     17.83
        2009                            16                  207,075             2,093,395                     10.11
        2010                            32                  268,540             3,545,252                     13.20
        2011                            28                  461,738             2,750,823                      5.96
   Thereafer                            56                1,374,993            16,563,522                     12.05
                                    -----------------------------------------------------------------------------------
                                       752                4,913,593          $ 55,790,879          $          11.35
                                    -----------------------------------------------------------------------------------


                                              MID-ATLANTIC REALTY TRUST AND SUBSIDIARIES
                                                             LEASED RATES
                                                         As of June 30, 2001
                                                             (UNAUDITED)

-------------------------------------------------------------------------------------------------------------------------
                                                                    Total SQ.                         LEASED     PERCENT
MARYLAND                                                              FT.                             SQ.FT.      LEASED
-------------------------------------------------------------------------------------------------------------------------
Arundel Plaza Shopping Center                                        249,746                          249,746       100%
Clinton Centre                                                        28,956                           28,956       100%
Club Centre at Pikesville Shopping Center                             44,253                           37,933        86%
Enchanted Forest Shopping Center                                     139,898                          139,898       100%
Fullerton Plaza Shopping Center                                      152,834                          144,334        94%
Glen Burnie Village Shopping Center                                   75,185                           57,805        77%
-------------------------------------------------------------------------------------------------------------------------
Harford Mall and Business Center                                     624,904                          614,616        98%
Ingleside Shopping Center                                            115,410                          115,410       100%
Little Glen Shopping Center                                           18,823                           10,318        55%
Lutherville Station - Office                                          45,473                           45,473       100%
Lutherville Station - Retail                                         240,087                          123,229        51%
-------------------------------------------------------------------------------------------------------------------------
New Town Village Shopping Center                                     117,593                          115,447        98%
North East Station Shopping                                           80,190                           71,790        90%
Orchard Square Office                                                 27,959                           27,959       100%
Patriots Office                                                       28,289                           17,548        62%
Patriots Plaza Shopping Center                                        38,727                           38,727       100%
Perry Hall Shopping Center                                           210,587                          185,415        88%
-------------------------------------------------------------------------------------------------------------------------
Radcliffe Shopping Center at Towson                                   82,280                           82,280       100%
Rolling Road Plaza Shopping Center                                    64,257                           36,357        57%
Rosedale Plaza Shopping                                               90,622                           85,684        95%
Security Square Shopping Center                                       77,287                           77,287       100%
Shawan Plaza Shopping Center                                          94,653                           89,353        94%
-------------------------------------------------------------------------------------------------------------------------
Shoppes at Easton Shopping Center                                    113,330                          109,830        97%
Southwest Mixed Use Property                                          24,743                           24,743       100%
Timonium Crossing Shopping Center                                     59,462                           55,112        93%
Timonium Shopping Center                                             207,135                          185,957        90%
Waldorf Bowl                                                          26,128                           26,128       100%
-------------------------------------------------------------------------------------------------------------------------
Waldorf Retail                                                         4,500                            4,500       100%
Waverly Woods Shopping Center                                         99,347                           92,995        94%
Wilkens Beltway Plaza Shopping Center                                 79,740                           79,740       100%
Wilkens Office I, II, III                                             52,770                           50,844        96%
York Road Plaza Shopping Center                                       90,903                           90,903       100%
-------------------------------------------------------------------------------------------------------------------------
MARYLAND TOTALS                                                    3,406,071                        3,116,317        91%
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
DELAWARE
-------------------------------------------------------------------------------------------------------------------------
Brandywine Commons Shopping Center                                   165,805                          165,805       100%
Milford Commons Shopping Center                                       61,100                           61,100       100%
-------------------------------------------------------------------------------------------------------------------------
DELAWARE TOTALS                                                      226,905                          226,905       100%
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
                                                                                                      LEASED    Percent
VIRGINIA                                                                                              SQ. FT.   Leased
-------------------------------------------------------------------------------------------------------------------------
Burke Town Plaza Shopping Center                                    132,778                          132,778        100%
Skyline Crossing Shopping Center                                    126,641                          121,291         96%
Smoketown Plaza Shopping Center                                     175,991                          104,936         60%*
-------------------------------------------------------------------------------------------------------------------------

*Under redevelopment.

                                  MID-ATLANTIC REALTY TRUST AND SUBSIDIARIES
                                         LEASED RATES (Continued)
                                            As of June 30, 2001
                                                (UNAUDITED)

------------------------------------------------------------------------------------------------------------
Spotsylvania Crossing'Shopping Center                           141,857          140,832                99%
Sudley Towne Plaza Shopping Center                              107,761          107,761               100%
------------------------------------------------------------------------------------------------------------
VIRGINIA TOTALS                                                 685,028          607,598                89%
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
NEW YORK
------------------------------------------------------------------------------------------------------------
Colonie Plaza Shopping Center                                   140,406          126,749                90%
Columbia Plaza Shopping Center                                  132,523          129,863                98%
------------------------------------------------------------------------------------------------------------
NEW YORK TOTALS                                                 272,929          256,612                94%
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
PENNSYLVANIA
------------------------------------------------------------------------------------------------------------
Wayne Heights Shopping Center                                   107,549           98,549                92%
Wayne Avenue Plaza Shopping Center                              121,202          121,202               100%
Saucon Valley Square Shopping Center                             80,695           80,695               100%
Stonehedge Square Shopping Center                                87,860           87,860               100%
------------------------------------------------------------------------------------------------------------
PENNSYLVANIA TOTALS                                             397,306          388,306                98%
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
MASSACHUSETTS
------------------------------------------------------------------------------------------------------------
Del Alba Shopping Center                                         69,985           69,985               100%
------------------------------------------------------------------------------------------------------------
MASSACHUSETTS TOTALS                                             69,985           69,985               100%
------------------------------------------------------------------------------------------------------------
MID-ATLANTIC TOTALS                                           5,058,224        4,665,723                92%
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
ILLINOIS
------------------------------------------------------------------------------------------------------------
Rolling Meadows                                                  37,225           37,225               100%
------------------------------------------------------------------------------------------------------------
ILLINOIS TOTALS                                                  37,225           37,225               100%
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
SUBTOTAL OPERATINU PROPERTIES                                 5,095,449        4,702,948                92%
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
DEVELOPMENT OPERATIONS - MARYLAND
Perry Hall Super Fresh Shopping Center                           56,329           56,329               100%
Waverly Woods - Animal Hospital                                   4,200            4,200               100%
------------------------------------------------------------------------------------------------------------
DEVELOPMENT OPERATIONS - MARYLAND                                60,529           60,529               100%
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
DEVELOPMENT OPERATIONS - VIRGINIA
------------------------------------------------------------------------------------------------------------
Smoketown Plaza Shopping Center                                 160,000          160,000               100%
------------------------------------------------------------------------------------------------------------
DEVELOPMENT OPERATIONS - VIRGINIA                               160,000          160,000               100%
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
TOTAL OPERATING & DEVELOPMENT                                 5,315,978        4,923,477                93%
------------------------------------------------------------------------------------------------------------

                   MID-ATLANTIC REALTY TRUST AND SUBSIDIARIES
                             TOP 10 CENTERS BY SIZE

CENTER NAME                                 GLA      % OF TOTAL PORTFOLIO
-----------                                 ---      --------------------
Harford Mall                                598,004        11.2%
Lutherville Station Shopping Center         285,560         5.4%
Arundel Plaza Shopping Center               249,746         4.7%
Perry Hall Square Shopping Center           210,587         4.0%
Timonium Shoppping Center                   207,135         3.9%
Smoketown Plaza Shopping Center             175,991         3.3%
Brandywine Commons Shopping Center          165,805         3.1%
Fullerton Plaza Shopping Center             152,834         2.9%
Spotsylvania Crossing Shopping Center       141,857         2.7%
Colonie Plaza Shopping Center               140,406         2.6%

                   MID-ATLANTIC REALTY TRUST AND SUBSIDIARIES
                    TOP 10 ASSETS BY ANNUALIZED MINIMUM RENT

CENTER NAME                               MINIMUM RENT   % OF TOTAL PORTFOLIO
-----------                               ------------   --------------------
Harford Mall                              $ 5,000,000        10.0%
Enchanted Forest Shopping Center            2,400,000        4.8%
Brandywine Commons Shopping Center          2,200,000        4.4%
New Town Village Shopping Center            2,100,000        4.2%
Timonium Shoppping Center                   1,900,000        3.8%
Radcliffe Center Shopping Center            1,800,000        3.6%
Lutherville Station Shopping Center         1,700,000        3.4%
Ingleside Shopping Center                   1,700,000        3.4%
Shawan Plaza Shopping Center                1,700,000        3.4%
Perry Hall Square Shopping Center           1,600,000        3.2%

APPROXIMATE ANNUALIZED MINIMUM RENT
TOTAL PORTFOLIO                           $50,200,000

                   MID-ATLANTIC REALTY TRUST AND SUBSIDIARIES
                    TOP 10 TENANTS BY ANNUALIZED MINIMUM RENT

CENTER NAME                             TENANT       MINIMUM RENT     %OF TOTAL PORTFOLIO
-----------                             ------       ------------     -------------------
Security Square Shopping Center         Super Fresh  $989,179             2.0%
New Town Village Shopping Center        Giant         946,677             1.9%
Del Alba Shopping Center                Stop & Shop   924,796             1.8%
Shoppes at Easton Shopping Center       Giant         772,131             1.5%
Brandywine Commons Shopping Center      Shoprite      763,746             1.5%
Arundel Plaza Shopping Center           Lowes         760,000             1.5%
Lutherville Station Shopping Center     SuperValue    723,300             1.4%
Ingleside Shopping Center               Safeway       685,630             1.4%
York Road Plaza Sopping Center          Giant         655,000             1.3%
Rosedale Plaza Shopping Center          Super Fresh   631,375             1.3%

APPROXIMATE ANNUALIZED MINIMUM RENT
TOTAL PORTFOLIO                           $ 50,200,000

          Grocers by Ownership
              June 30, 2001
   Total Annual Minimum Rent - Grocers                               $13,029,524


                        CENTER                     TENANT NAME                    GLA
                        ------                     -----------                    ---

                    ROYAL AHOLD UNITS
                    GIANT OF MARYLAND
Arundel Plaza                                      Giant                         51,976
Wilkens Beltway Plaza                              Giant                         55,108
Shawan Plaza                                       Giant                         55,330
York Road Plaza                                    Giant                         56,892
New Town Village                                   Giant                         60,985
Shoppes at Easton                                  Giant                         64,885
                    GIANT OF CARLISLE
Wayne Heights Mall                                 Martin's                      31,409
Wayne Plaza                                        Giant                         53,760

                    STOP & SHOP
Del Alba Plaza                                     Stop & Shop                   61,935

                                                   Total Annual Minimum Rent from Royal Ahold Units      $5,082,775
                 DELHAIZE AMERICA, INC.
Milford Commons                                    Food Lion                     33,000
North East Station                                 Food Lion                     38,372

                                                   Total Annual Minimum Rent from Food Lion              $  549,000

         ASSOCIATED WHOLESALERS, INC.
Stonehedge Square                                  Nells Market                  42,552

                                                   Total Annual Minimum Rent from Nells Market           $  321,232

                   GOLUB CORPORATION
Colonie Plaza                                      Price Chopper                 60,000
Columbia Plaza                                     Price Chopper                 65,895

                                                   Total Annual Minimum Rent from Price Chopper          $  959,298

                    SUPERVALU, INC.
Lutherville Station                                Vacant-Paying Rent            60,275
Skyline Village                                    Vacant-Paying Rent            64,485
                                                   Total Annual Minimum Rent from Supervalu, Inc.        $1,171,471

                   SAFEWAY STORES
Enchanted Forest                                   Safeway                       50,093
Burke Town Plaza                                   Safeway                       53,495
Ingleside Shopping Center                          Safeway                       54,200

                                                   Total Annual Minimum Rent from Sateway Stores         $1,351,197

               WAKEFERN FOOD CORPORATION
Brandywine Commons                                 Shoprite                      58,236
                                                   Total Annual Minimum Rent from Shoprite               $ 763,7461

     GREAT ATLANTIC & PACIFIC TEA COMPANY

Saucon Valley                                      Super Fresh                   47,827
Security Square                                    Super Fresh                   58,187
Rosedale Plaza                                     Super Fresh                   50,510

                                                   Total Annual Minimum Rent from Super Fresh            $2,242,305
                   WEIS MARKETS
Waverly Woods                                      Weis Markets                  53,500

                                                   Total Annual Minimum Rent from Weis Markets           $  588,500


         Based on 5.3 million square feet of space at June 30, 2001, grocery leased space represents approximately 24.2% of leasable square footage and based on minimum rentals of $50 million for that same period, grocery leased space represents approximately 26.1% of such rental.